225 Franklin Street
Boston, MA 02110-2804
United States of America

          News Release

For Release:	IMMEDIATELY

Contact:	Edward J. Resch	Investors: Kelley MacDonald	Media: Hannah Grove
	+1 617/664-1110	+1 617/664-3477	+1 617/664-3377

STATE STREET CORPORATION ANNOUNCES

EARNINGS PER SHARE GROWTH,

REFLECTING CONTINUED BUSINESS SUCCESS

2002 Earnings Per Share of $3.10 Include a Gain of $0.90

Boston, MA January 10, 2003

State Street Corporation announced today fourth-quarter diluted earnings per share of $1.46 and net income of $477 million on revenue of $1.5 billion. For the full-year 2002, earnings per share were $3.10 and net income was $1.0 billion, on revenue of $4.4 billion. Results for the fourth quarter and full-year include a net gain on the sale of State Street’s Corporate Trust business of $495 million, equal to $296 million after taxes, or $0.90 in diluted earnings per share. Excluding the gain, return on stockholders’ equity was 16.1% for the quarter, and 17.1% for the year.

For the fourth quarter of 2001, State Street reported diluted earnings per share of $0.52 and net income of $171 million on revenue of $1.0 billion. For the full-year 2001, reported earnings per share were $1.90 and net income was $628 million, on revenue of $3.8 billion. Results for 2001 included both goodwill amortization expenses of $38 million, equal to $26 million after tax, or $0.08 per diluted share, and the write-off of State Street’s total investment in Bridge Information Systems, Inc. of $50 million, equal to $33 million after tax, or $0.10 per share, which was recorded in the first quarter. The

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State Street Corporation
Fourth Quarter Earnings Release
January 10, 2003
Resch, +1 617/664-1110

fourth-quarter 2001 impact from the goodwill adjustment was $10 million, or $7 million after-tax, equal to $0.02 per share.

State Street prepares supplemental information adjusting reported results for significant transactions, and defines the information as operating results. Operating results provide financial information on a comparable basis from period to period to assist stockholders and others in analyzing State Street’s financial results for ongoing businesses and operations. On an operating-results basis, consistent with prior presentations, fourth-quarter taxable-equivalent revenue was down 4%, or $42 million; and net income was up 2%, or $3 million, from the fourth quarter of 2001. For the full year, taxable-equivalent revenue was up $19 million, and net income was up 5%, or $32 million, from the prior year.

These operating results for 2002 exclude the fourth-quarter net gain. Operating results for 2001 exclude both the goodwill amortization expenses and the write-off of State Street’s total investment in Bridge. Operating results for both years also include fully-taxable equivalent adjustments. Detailed information on the adjustments is available in the Addendum Selected Financial Information table III included with this press release.

David A. Spina, chairman and chief executive officer of State Street, said, “This was a year of outstanding accomplishment for State Street, achieved in a very challenging environment. We won important new business mandates, continued to strengthen our client relationships, and expanded our product range. These achievements contributed to continued growth in State Street’s earnings per share, making this our 25th consecutive year of EPS growth. Our success in winning new clients and streamlining operations to control expense growth helped us overcome the challenges posed by weak financial markets worldwide and a difficult interest-rate environment.

“Our agreement to acquire significant portions of Deutsche Bank’s Global Securities Services business was a defining moment for our company. We’re on track to close the agreement soon, and our integration team is working energetically to ensure a successful transition.

“In 2003, we remain focused on providing sophisticated investors with the investment solutions they need, and better service than they can find anywhere else. Our primary financial goal, sustainable real growth in earnings per share, is a foundation of our business strategy. I am confident that State Street’s continued evolution as a global company will drive our ability to create value for stockholders.”

FOURTH-QUARTER RESULTS

As reported, fourth-quarter diluted earnings per share were $1.46, net income was $477 million, and total revenue was $1.5 billion, including the net gain on the sale of State Street’s Corporate Trust business of $495 million, equal to $296 million after taxes, or $0.90 in diluted earnings per share.

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State Street Corporation
Fourth Quarter Earnings Release
January 10, 2003
Resch, +1 617/664-1110

State Street generates revenue by providing sophisticated global investors with integrated products, services and strategies that support their investment and business goals.

Servicing fees were up 1% in the fourth quarter, to $427 million. Servicing fees are derived from accounting, administration, custody, daily pricing, securities lending, performance and analytics, compliance monitoring, and operations outsourcing for investment managers. New business from existing and new clients, including business gained through an acquisition, drove growth in servicing fees, more than offsetting the constraint imposed by the decline in comparable average equity market valuations and lower securities lending revenue. Daily average values for the S&P 500 Index were down 21% from the fourth quarter of 2001; daily average values for the MSCI® EAFE IndexSM were down 17%. Total assets under custody were $6.2 trillion, level with the prior year.

Management fees from investment management services, delivered through State Street Global Advisors, were $126 million, compared to $129 million a year ago. Management fees reflected continued new business success, which largely offset the effects of significantly lower average equity market valuations from a year ago. Total assets under management were $763 billion, compared to $775 billion a year previously.

Foreign exchange trading revenue was $62 million for the quarter, compared to $83 million a year ago, reflecting low currency volatility in the quarter. Brokerage fees were $38 million, compared to $23 million a year ago, driven by significantly higher equity trading volumes. Securities gains of $31 million, compared to $7 million last year, reflected opportunities created by the low-interest rate environment.

Reported net interest revenue for the fourth quarter was $225 million. On a taxable-equivalent basis, net interest revenue was $240 million, a decline of $65 million from a year ago. State Street provides repurchase agreements and deposit services for clients’ investment activities, which generate net interest revenue. Lower yields on assets, reflecting the continuing decline in interest rates, offset growth in the balance sheet and lower liability costs.

Operating expenses were $704 million, compared to $746 million a year ago. On a comparable basis, expenses were down $32 million, or 4%, from $736 million a year ago. Comparable expenses for the fourth quarter of 2001 exclude $10 million of goodwill amortization expenses. Lower salaries and benefits expenses, reflecting reduced staffing and contract services costs, drove the decline in expenses. State Street continues to invest in the key initiatives that offer greatest opportunity for future growth while remaining focused on controlling the growth rate of expenses.

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State Street Corporation
Fourth Quarter Earnings Release
January 10, 2003
Resch, +1 617/664-1110

FULL-YEAR RESULTS

As reported, 2002 earnings per share were $3.10 and net income was $1.0 billion, on revenue of $4.4 billion, including the net gain on the sale of State Street’s Corporate Trust business of $495 million, equal to $296 million after taxes, or $0.90 in diluted earnings per share.

Revenue for the full-year, on an operating-results basis as defined above, was $4.0 billion, up $19 million from 2001. New business success drove the growth, substantially offset by the impact of lower equity market valuations, low currency volatility and a less-favorable interest-rate environment.

Servicing fees were up 4% for the year, to $1.7 billion. Management fees were up 2%, to $526 million. Strong new business success drove growth in both servicing fees and management fees, offsetting the impact of lower equity market valuations and lower securities lending revenue.

Foreign exchange trading revenue declined $68 million, to $300 million, reflecting low currency volatility. Brokerage fees rose $35 million, to $124 million, from a year ago, driven by significantly higher equity trading volumes. Securities gains of $76 million, up $33 million, reflected opportunities created by the low-interest rate environment.

Reported net interest revenue for 2002 was $979 million. On a taxable-equivalent operating-results basis, net interest revenue was $1.0 billion, a decline of $52 million from 2001. Lower yields on assets offset growth in the balance sheet and lower liability costs.

Operating expenses were $2.8 billion for the year. On a comparable basis, expenses were down $17 million, or 1%. Comparable expenses for 2001 exclude $38 million of goodwill amortization expenses. Lower other expenses, reflecting reduced professional services and advertising expenses, contributed to the decline in total expenses.

INVESTOR CONFERENCE CALL

State Street will webcast an investor conference call today, Friday, January 10, 2003, at 9:30 a.m. EST, available at www.statestreet.com/stockholder. The conference call will also be available via telephone, at +1 719/457-2621. Recorded replays of the conference call will be available on the web site, and by telephone at +1 402/220-4230, beginning at noon Friday. Additional financial detail is available on State Street’s website, at www.statestreet.com/stockholder, under “Financial Reports.”

State Street Corporation (NYSE: STT) is the world’s leading specialist in providing sophisticated global investors with investment servicing and investment management. With $6.2 trillion in assets under custody and $763 billion in assets under management,

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State Street Corporation
Fourth Quarter Earnings Release
January 10, 2003
Resch, +1 617/664-1110

State Street is headquartered in Boston, Massachusetts and operates in 22 countries and over 100 markets worldwide. For more information, visit State Street’s web site at www.statestreet.com or call 877/639-7788 [NEWS STT] toll-free in the United States and Canada, or +1 202/266-3340 outside those countries.

This news announcement contains forward-looking statements as defined by United States securities laws, including statements about the financial outlook and business environment. Those statements are based on current expectations and involve a number of risks and uncertainties, including those related to the pace at which State Street adds new clients or at which existing clients use additional services, the value of global and regional financial markets, the pace of cross-border investment activity, changes in interest rates, the pace of worldwide economic growth and rates of inflation, the extent of volatility in currency markets, consolidations among clients and competitors, State Street’s business mix, the dynamics of markets State Street serves, and State Street’s success at integrating and converting acquisitions into its business. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in State Street’s 2001 annual report and subsequent SEC filings. State Street encourages investors to read the corporation’s annual report, particularly the section on factors that may affect financial results, and its subsequent SEC filings for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this press release speak only as of the date hereof, January 10, 2003, and the company will not undertake efforts to revise those forward-looking statements to reflect events after this date.

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STATE STREET CORPORATION
Addendum Earnings Digest(1)

(Dollars in millions, except per share data)

	Quarter ended December 31,
	2002	2001	% Change
Revenue	$1,456	$998	46
Earnings	477	171	179
Diluted earnings per share	1.46	.52	180

	Year ended December 31,
	2002	2001	% Change
Revenue	$4,396	$3,827	15
Earnings	1,015	628	62
Diluted earnings per share	3.10	1.90	63

(1)	Information presented in accordance with accounting principles generally accepted in the United States.

Addendum page 1

STATE STREET CORPORATION
Addendum Selected Financial Information

I.	CONSOLIDATED STATEMENT OF INCOME PREPARED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES

Prior year information has been restated in accordance with FASB accounting guidance effective January 1, 2002, presenting client-reimbursed expenses on a gross basis as revenue and expense.

	Quarter ended December 31,		Year ended December 31,
(Dollars in millions, except per share data)	2002	2001	2002	2001
Fee Revenue
Servicing fees	$427	$421	$1,716	$1,648
Management fees	126	129	526	516
Foreign exchange trading	62	83	300	368
Brokerage fees	38	23	124	89
Processing fees and other	53	53	184	148

Total fee revenue	706	709	2,850	2,769
Net Interest Revenue
Interest revenue	465	563	1,974	2,855
Interest expense	240	278	995	1,830

Net interest revenue	225	285	979	1,025
Provision for loan losses	1	3	4	10

Net interest revenue after provision for loan losses	224	282	975	1,015

Gains on the sales of available-for-sale investment securities	31	7	76	43
Gain on the sale of corporate trust business, net of exit and other associated costs	495		495

Total Revenue	1,456	998	4,396	3,827

Operating Expenses
Salaries and employee benefits	411	435	1,670	1,663
Information systems and communications	94	95	373	365
Transaction processing services	65	62	246	247
Occupancy	64	63	246	229
Other	70	91	306	393

Total operating expenses	704	746	2,841	2,897

Income before income taxes	752	252	1,555	930
Income taxes	275	81	540	302

Net Income	$477	$171	$1,015	$628

Earnings Per Share
Basic	$1.47	$.53	$3.14	$1.94
Diluted	1.46	.52	3.10	1.90
Average Shares Outstanding (in thousands)
Basic	323,520	323,489	323,520	325,030
Diluted	326,469	329,268	327,477	330,492

The three and twelve month periods ended December 31, 2001, have been restated in accordance with the FASB accounting guidance effective January 1, 2002 to present client-reimbursed expenses on a gross basis as revenue and expense.

II.	OTHER FINANCIAL INFORMATION

	Quarter ended December 31,		Year ended December 31,
(Dollars in millions, except per share data or where otherwise indicated)	2002	2001	2002	2001
Assets under custody (in billions)	$6,171	$6,203
Assets under management (in billions)	763	775
Assets under trusteeship (in billions)	—	668

Total assets	$85,794	$69,850
Long-term debt	1,270	1,217
Stockholders’ equity	4,787	3,845

Return on equity	42.4%	17.8%	24.1%	17.3%

Closing price per share of common stock	$39.00	$52.25
Cash dividends declared per share	.13	.11	$.48	$.405

Addendum Page 2

STATE STREET CORPORATION
Addendum Selected Financial Information

III.	INCOME STATEMENT INFORMATION ON AN OPERATING RESULTS BASIS

State Street prepares its Consolidated Statement of Income as presented on addendum page 2 in accordance with accounting principles generally accepted in the United States (GAAP). That financial information includes significant, non-recurring, non-operating special items and reports goodwill amortization expense in accordance with accounting practice applicable for those periods presented.

In order to provide information on a comparable basis from period to period and assist stockholders, analysts, other external parties and management in analyzing State Street’s financial results and trends for ongoing businesses and operations, State Street also presents a financial measure defined as Operating Results. State Street believes that such non-GAAP financial information assists investors and others by providing them financial information in a format that provides comparable financial trends of recurring business activities. State Street’s Operating Results are based on GAAP results, adjusted for three types of financial activity:

(1) Operating Results exclude the results of certain significant transactions not representative of ongoing operations.

(2) Operating Results include fully taxable equivalent adjustments that increase net interest revenue to reflect investment yield on tax-free investments on an equivalent basis with taxable investments.

(3) Operating Results exclude goodwill amortization expense from operating expenses in 2001 to be consistent with GAAP accounting required beginning in 2002.

The table set forth below contains State Street’s selected consolidated Operating Results for the periods presented:

	(Dollars in millions)
	Quarters Ended December 31,					Years Ended December 31,
	2002		2001		% Change	2002		2001		% Change
Fee Revenue
Servicing fees	$427		$421		1	$1,716		$1,648		4
Management fees	126		129		(3)	526		516		2
Foreign exchange trading	62		83		(25)	300		368		(18)
Brokerage fees	38		23		62	124		89		39
Loss on investment in Bridge
Information Systems, Inc.
Processing fees and other	53		53		1	184		198	(2)	(8)

Total fee revenue	706		709			2,850		2,819		1
Net Interest Revenue
Interest revenue	465		563			1,974		2,855
Interest expense	240		278			995		1,830

	225		285			979		1,025
Taxable-equivalent adjustment	15	(1)	20	(1)		61	(1)	67	(1)

Net interest revenue	240		305			1,040		1,092
Provision for loan losses	1		3			4		10

Net interest revenue after provision for loan losses (taxable-equivalent basis)	239		302		(21)	1,036		1,082		(4)
Gains on the sales of available-for-sale investment securities, net	31		7			76		43		77
Gain on the sale of corporate trust business, net of exit and other associated costs	—	(3)	—			—	(3)	—

Total Revenue	976		1,018		(4)	3,962		3,944

Operating Expenses
Salaries and employee benefits	411		435		(5)	1,670		1,663
Information systems and communications	94		95		(1)	373		365		2
Transaction processing services	65		62		4	246		247
Occupancy	64		63		1	246		229		7
Goodwill amortization expense	—		—	(4)		—		—	(4)
Other	70		81		(13)	306		355		(14)

Total operating expenses	704		736		(4)	2,841		2,859		(1)

Income before income taxes	272		282		(4)	1,121		1,085		3
Income taxes	76		84			341		331
Taxable-equivalent adjustment	15		20			61		67

Net Income	$181		$178		2	$719		$687		5

Return on equity	16.1%		18.6%			17.1%		18.9%
Average Shares Outstanding (in thousands):
Basic	323,520		323,489			323,520		325,030
Diluted	326,469		329,268			327,477		330,492

The following non-GAAP adjustments applicable to the periods presented are necessary to reconcile the consolidated statement of income prepared in accordance with GAAP to the selected consolidated Operating Results presented in the table above:

(1) Operating Results include a fully taxable-equivalent adjustment. This is a method of presentation in which interest income on tax-exempt securities is adjusted to present the earnings performance on a basis equivalent to interest earned on fully-taxable securities with a corresponding charge to income tax expense. The adjustment is computed using a federal income tax rate of 35%, adjusted for applicable state income taxes, net of the related federal tax benefit.

(2) Operating Results exclude the write-off of State Street’s total investment in Bridge Information Systems, Inc. of $50 million. The after-tax loss was $33 million, or $.10 in diluted earnings per share. This write-off was recorded in March 2001.

(3) Operating Results exclude the gain on the sale of the corporate trust business. This gain was $495 million after deductions for exit and other associated costs of $155 million. The after-tax gain was $296 million, or $.90 in diluted earnings per share. This was recorded in December 2002.

(4) Operating Results for the three months ended December 31, 2001, exclude $10 million of goodwill amortization expense, equal to $7 million, or $.02 in diluted earnings per share after tax. Results for the year ended December 31, 2001, exclude $38 million of goodwill amortization expense, equal to $26 million, or $.08 in diluted earnings per share after tax.

Addendum Page 3

STATE STREET CORPORATION
Addendum Consolidated Statement of Condition

(Dollars in millions)	December 31, 2002	December 31, 2001
Assets
Cash and due from banks	$1,361	$1,651
Interest-bearing deposits with banks	28,143	20,317
Securities purchased under resale agreements and securities borrowed	17,215	16,680
Trading account assets	984	994
Investment securities	28,071	20,781
Loans (less allowance of $61 and $58)	4,113	5,283
Premises and equipment	887	829
Accrued income receivable	823	880
Goodwill	462	470
Other intangible assets	127	142
Other assets	3,608	1,823

Total Assets	$85,794	$69,850

Liabilities
Deposits:
Interest-bearing—U.S.	$7,279	$2,753
Noninterest-bearing	9,005	9,390
Interest-bearing—Non-U.S.	29,184	26,416

Total Deposits	45,468	38,559

Securities sold under repurchase agreements	21,963	19,006
Federal funds purchased	3,895	3,315
Other short-term borrowings	3,440	1,012
Accrued taxes and other expenses	1,967	1,582
Other liabilities	3,004	1,314
Long-term debt	1,270	1,217

Total Liabilities	81,007	66,005

Stockholders’ Equity
Preferred stock, no par: authorized 3,500,000; issued none
Common stock, $1 par: authorized 500,000,000; issued 329,992,000 and 329,999,000	330	330
Surplus	104	110
Retained earnings	4,472	3,612
Other unrealized comprehensive gain	106	70
Treasury stock at cost (5,065,000 and 6,329,000 shares)	(225)	(277)

Total Stockholders’ Equity	4,787	3,845

Total Liabilities and Stockholders’ Equity	$85,794	$69,850

Addendum Page 4